UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

KALLO, INC.

_________________________

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(I.R.S. Employers Identification Number

255 Duncan Mill Road, Suite 504, Toronto, Canada M3B 3H9

(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE CURRENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF ANY ONE OR MORE OF THE AGREEMENTS THAT WE ENTER INTO INVOLVING ANY DOMESTIC OR FOREIGN COMPANY. ANY FINANCIAL TRANSACTIONS WITH ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE MAY DISCOVER THAT ONE OR MORE OF THE PARTIES TO ANY AGREEMENT THAT WE ENTER INTO (AND/OR THEIR SUB-CONTRACTORS), CLAIM THAT BECAUSE OF A FORCE MAJEURE, THEY HAVE NO OBLIGATION TO RENDER ANY PERFORMANCE UNDER ANY OR MORE OF THESE CONTRACTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2020 we entered into a preliminary letter agreement with Accobiotech SDN BHD of Jahor, Malaysia (the “Letter Agreement”).

The Letter Agreement sets forth our general understanding that followed our discussions with Accobiotech wherein Accobiotech has agreed to manufacture and supply certain COVID19 lgM/lgG and COVID-19 Antigen Rapid Test Kits for us under the label "KALLO" for our customers.

The Letter Agreement further recites that Accobiotech will collaborate and assist us in meeting the needs of our customers if and when we have a need for Accobiotech’s services as an OEM supplier for us.

Accobiotech assured us that in furtherance of these plans: (1) Accobiotech has created product packaging and inserts under the Kallo brand, and (2) Accobiotech has sent certain Test Kits under the Kallo brand name to several of what we currently believe may become, if circumstances and financial conditions allow, our potential customers in Africa and other countries and in each case, the Test Kits included cover letters from us.

We anticipate that if circumstances allow and subject to successful further negotiations, the Letter Agreement, as a preliminary agreement may be followed with a definitive manufacturing and supply contract for COVID19 lgM/lgG and COVID-19 Antigen Rapid Test Kits under the "KALLO” brand for our anticipated customers (the “Anticipated Agreement”). We anticipate that if we are successful in working with Accobiotech and in securing an appropriate OEM supplier agreement with Accobiotech pursuant to a not yet negotiated Anticipated Agreement, we may, if circumstances allow, explore other opportunities to work with Accobiotech in other product areas. All of these plans are subject to then existing market conditions, other risks and uncertainties beyond our control, and our then existing financial resources.

While we are delighted that Accobiotech is willing to work with us and we are pleased to enter into the Letter Agreement, we are aware that we face many significant challenges ahead and we cannot assure you that we will be successful in negotiating the Anticipated Agreement or, if we are successful, that we may be able to utilize the Anticipated Agreement to supply any prospective customers that we may secure, whether those customers are in Africa or elsewhere.

We are also aware that in today’s more uncertain COVID-19 environment, parties to a contract may assert that they find it more difficult to perform their obligations as provided by any oral or written contractual understanding and then assert, as a defense to their non-performance of their contractual obligations, that unforeseen circumstances prevent them from fulfilling their obligations to the other party to any oral or written agreement or understanding. This defense, known as the force majeure defense, is, in today’s environment, commonly asserted and we may encounter such an asserted defense from one or more direct or indirect contractual parties that are necessary to the implementation of the purposes of each and every oral or written agreement or understanding that we may have with any persons or entities that are or may be later directly or indirectly involved.

The force majeure defense, if successfully asserted, is commonly viewed as a complete defense. That is, it completely excuses the other party from performing its contractual obligations. In that sense, we face a clear risk that all of our efforts and our performance of our contractual obligations can easily result in our non-receipt of any performance by any counter party to any agreement or understanding that we may have with anyone, including, but not limited to, the agreement and understandings with Accobiotech and any other persons that may be sub-contractors to Accobiotech in any of the matters that are the subject of the Letter Agreement (and any resulting Anticipated Agreement that we may or may not later enter into).

In that event we may be facing the likelihood that the purposes of the Letter Agreement, the Anticipated Agreement, and any other oral or written agreement or understanding, as envisioned, cannot be undertaken or implemented in any feasible manner. We also cannot assure you that we will successfully enter into any Anticipated Agreement or, if we do, that the purposes of any later Anticipated Agreement will ever be achieved or, if achieved, that they will result in any financial benefit to us.

We also face political risks in all of the undertakings involving the Letter Agreement, the Anticipated Agreement, and all other oral and written agreements and understandings that we cannot mitigate or reduce in any meaningful way. These and the ever-present risks of serious and material foreign exchange losses are also significant. As a result, all of our efforts that we have taken in connection with the Letter Agreement (and any from any later Anticipated Agreement) may not result in any financial benefits to the Company and we will incur further significant financial losses thereby with little or no prospect of recovering any sums that we have expended to achieve the goals as envisioned by the Letter Agreement.

For these reasons and based on our current assessments, we cannot be certain that the purposes and goals set forth in the Letter Agreement will be achieved and, in that context, we may incur significant additional financial losses as a result of these developments. (See “Risk Factors Related to the Letter Agreement and Our Financial Condition” below.)

Item 7.01 Regulation FD Disclosure.

As stated above, we entered into that certain Letter Agreement with Accobiotech on September 8, 2020 (the “Letter Agreement”).

We are also aware that in today’s more uncertain environment, parties to a contract may assert that they find it more difficult to perform their obligations as provided by the Letter Agreement and then assert, as a defense to their non-performance of their contractual obligations, that unforeseen circumstances prevent them from fulfilling their obligations to the other party to the Letter Agreement. This defense, known as the force majeure defense, is, in today’s environment, commonly asserted and we may encounter such an asserted defense from one or more direct or indirect contractual parties to the Letter Agreement and any resulting Anticipated Agreement.

In that event we may be facing the likelihood that the purposes of the Letter Agreement (and any later Anticipated Agreement), as envisioned, cannot be undertaken or implemented in any feasible manner. We also face political risks in all of undertakings involving the Letter Agreement (and any later Anticipated Agreement) that we cannot mitigate or reduce in any meaningful way. These and the ever-present risks of serious and material foreign exchange losses are also significant. As a result, all of our efforts that we have taken in connection with the Letter Agreement (and any later Anticipated Agreement) may not result in any financial benefits to the Company and we will incur further significant financial losses thereby with little or no prospect of recovering any sums that we have expended to achieve the goals as envisioned by the Letter Agreement.

For these reasons and based on our current assessments, there is a clear risk that the purposes and goals set forth in the Letter Agreement will be achieved and we anticipate that, in that and other instances, we may incur significant additional financial losses as a result of these developments. (See “Risk Factors Related to the Letter Agreement and Our Financial Condition” below.)

Risk Factors Related to the Letter Agreement and Our Financial Condition

When we entered into the Letter Agreement with Accobiotech, we believed that the Letter Agreement was an essential part of our corporate strategy. At the time that we entered into the Letter Agreement, we were aware that the Anticipated Agreement that we may enter into will likely require further negotiations to ensure that the rights and obligations of each party are more clearly memorialized so as to allow each of the parties a better understanding of the terms and conditions of the understandings and commitments that each party is giving to the other party. However and in the context of these recent developments and the current uncertain environment of the COVID-19 and the global pandemic, we are aware that we may not achieve any of our objectives as set forth in the Letter Agreement (and any later Anticipated Agreement).

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic.

Overall, we have no way to control or limit these risks and uncertainties and we believe that the extent of the risks and uncertainties that we are facing as a party to any agreement or understanding involving foreign entities and those entities having operations in countries where current healthcare and disease prevention practices are dramatically below the healthcare and disease prevention practices found in the United States and Canada, are significantly higher and more uncertain than that which existed prior to March 2020 before the current global pandemic was recognized. As a result, we caution any reader of this Form 8-K that we cannot assure you that the Letter Agreement, the purposes of the Letter Agreement, and the financial benefits that we may, if we are successful and if circumstances allow, will ever be realized at any time.

However and in addition to the above, these risks include, but are not limited to, the risks set forth in our most recent Annual Report on Form 10-K under Item 1A together with the following:

  In the unlikely event that, pursuant to the Letter Agreement (and any Anticipated Agreement that we may enter into with Accobiotech and any other persons), any financial transactions that were to occur, we face significant and inherent exposure to foreign exchange rate losses in connection with any revenues that we derive under any such agreement. Currently, we do not have any ability to “hedge” against any foreign exchange risks and we have no present plans to undertake any such activity that would allow us to gain any ability to “hedge” against any such risks. As a result, any revenues or funds that we receive resulting from any agreements with foreign countries may, after giving effect to any exchange rates, be dramatically reduced with the result that we will incur significant and protracted losses and negative cash flow thereby.

  Currently we are seriously delinquent in meeting our disclosure obligations under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). That is, we have not filed our Annual Report on Form 10-K for the 2018 fiscal year and we have not filed our three (3) Quarterly Reports on Form 10-Q for the first three (3) quarterly periods in fiscal 2019 and we have not filed any such reports for the first two (2) quarters of fiscal 2020. More than that, there can be no assurance that we will obtain sufficient funds in the future that will allow us to eliminate our existing delinquencies and not incur additional delinquencies as well. Given these circumstances, we face a clear and certain high risk that the Securities and Exchange Commission could take adverse action against us to preclude further trading in our Common Stock. In that event, any person who acquires our Common Stock may be entirely unable to liquidate their investment. As a result, any person who acquires our Common Stock or our Preferred Stock should be prepared to lose their entire investment.
  There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained.
  We have not achieved profitability, positive cash flow or both of them and there can be no assurance that we will ever achieve profitability, positive cash flow, or both of them in the future or if we do, that either or both of them can be sustained.
  We have no history of paying dividends on our Common Stock and given our lack of profitability and lack of positive cash flow, it is highly unlikely that we will ever be paying any dividends at any time in the near future.
  We face significant operational and other risks in implementing the Letter Agreement (and any later Anticipated Agreement) given the nature of the parties to the Letter Agreement and the obvious and expensive challenges involved in any undertakings that we may have in any foreign venture.
  We do not maintain any office or any managerial, legal, or other staff in Malaysia and we have no present plans to do so. In the event of any dispute or issues that arise relating to or involving the Letter Agreement and our rights and obligations arising under the Letter Agreement or the subject matter of the Letter Agreement and the transactions underlying the Letter Agreement, or any or all of the above, we may find that it is very difficult or impossible to protect our rights. In that event, we may discover that despite all of our efforts, we will incur additional costs and expenses with resulting and protracted significant losses thereby.
  We have not received any independent third party evaluation of the Letter Agreement and the underlying transactions set forth in the Letter Agreement and we have no present plans to secure any such evaluation. We may discover that notwithstanding our efforts that we expended to secure the Letter Agreement, the Letter Agreement (and any later Anticipated Agreement) may not be feasible for any one or more reasons. We are aware that many commercial transactions that were undertaken prior to the onset of the current and unanticipated global pandemic are now not feasible because of the dramatic changes resulting from the pandemic or other changes.
  For these reasons and in view of the high risks and continuing unmitigated uncertainties involved, we cannot assure you that we will ever expect to gain any financial or other benefits as a result of the Letter Agreement (and any later Anticipated Agreement).

  In the current unprecedented environment of COVID-19, we face even greater risks and uncertainties in undertaking any business venture particularly where the business that is to be conducted is located in a part of the world where healthcare and disease prevention is far below the standards found in Canada, the United States and Europe. As a result and to be clear, we strongly believe that our strategy of undertaking and establishing business ventures in other countries face significantly greater risks and uncertainties that may cause us to increase our financial losses and lead to further losses to stockholders who acquire our common stock, our preferred stock, and any other security that we may issue. All of our securities should be considered HIGH RISK investments. For these reasons, any person who seeks to acquire our securities should be prepared to lose all of their investment.
  The Letter Agreement and the activities envisioned by the Letter Agreement are similar to any new business venture and for this reason we face all the risks and uncertainties associated with starting a new business. All of our securities should be considered HIGH RISK investments. For these reasons and many others, holders of our Common Stock and holders of our Preferred Stock should understand that our Common Stock and our Preferred Stock should only be acquired by persons who can afford the total loss of their investment.

Item 9. Exhibits.

Exhibit Number	Description
99.42	Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2020

KALLO, INC.

BY:	/s/ John Cecil
John Cecil, Chief Executive Officer & Chief Financial Officer